Exhibit 10.1

Executed Version

FOURTH AMENDMENT

TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

AMONG

LAREDO PETROLEUM, INC.,

as Borrower,

WELLS FARGO BANK, N.A.,

as Administrative Agent,

THE GUARANTORS SIGNATORY HERETO,

AND

THE BANKS SIGNATORY HERETO

FOURTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

This FOURTH AMENDMENT TO THIRD AMENDED AND RESTATED CREDIT AGREEMENT (this “Fourth Amendment”), dated as of April 27, 2012 (the “Fourth Amendment Effective Date”), is among LAREDO PETROLEUM, INC., a corporation formed under the laws of the State of Delaware (“Borrower”); each of the undersigned guarantors (the “Guarantors”, and together with Borrower, the “Obligors”); each of the Banks that is a party to the Credit Agreement referred to below on the date hereof; and WELLS FARGO BANK, N.A., as administrative agent for the Banks (in such capacity, together with its successors, “Administrative Agent”).

Recitals

A.                                   Borrower, Administrative Agent and the Banks are parties to that certain Third Amended and Restated Credit Agreement dated as of July 1, 2011 (as amended prior to the date hereof, the “Credit Agreement”), pursuant to which the Banks have, subject to the terms and conditions set forth therein, made certain credit available to and on behalf of Borrower.

B.                                     The parties hereto desire to (i) increase the Commitments of one or more of the Banks and otherwise amend certain terms of the Credit Agreement in certain respects, and (ii) establish a Borrowing Base of $785,000,000, in each case to be effective as of the Fourth Amendment Effective Date.

C.                                     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1.                                            Defined Terms.  Each capitalized term which is defined in the Credit Agreement, but which is not defined in this Fourth Amendment, shall have the meaning ascribed to such term in the Credit Agreement (as amended hereby).  Unless otherwise indicated, all section references in this Fourth Amendment refer to the Credit Agreement.

Section 2.                                            Amendments to Credit Agreement.  In reliance on the representations, warranties, covenants and agreements contained in this Fourth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement shall be amended effective as of the Fourth Amendment Effective Date in the manner provided in this Section 2.

2.1                                 Additional Definitions.  Section 1.1 of the Credit Agreement shall be amended to add thereto in alphabetical order the following definitions which shall read in full as follows:

“Debt Issuance Date” means any date after the date of issuance of up to $500,000,000 in principal amount of Senior Notes that were priced on April 24, 2012 and are issued on or about the Fourth Amendment Effective Date on which a Credit Party issues Senior Notes.

“EDGAR” means the Electronic Data Gathering, Analysis, and Retrieval computer system for the receipt, acceptance, review and dissemination of documents submitted to the SEC in electronic format.

“Fourth Amendment Effective Date” means April 27, 2012.

“Permitted Refinancing Debt” means any Debt of the Borrower, and Debt constituting Guarantees thereof by other Credit Parties, incurred or issued in exchange for, or the net proceeds of which are used to extend, refinance, repay, renew, replace (whether or not contemporaneously), defease, discharge, redeem, or refund, outstanding Permitted Senior Debt, in whole or in part from time to time; provided that (i) the principal amount of such Permitted Refinancing Debt (or if such Permitted Refinancing Debt is issued at a discount, the initial issuance price of such Permitted Refinancing Debt) does not exceed the then outstanding principal amount of the Permitted Senior Debt so exchanged for, extended, refinanced, repaid, renewed, replaced, defeased, discharged, redeemed, or refunded (plus the amount of any premiums and accrued interest paid and fees and expenses incurred in connection therewith), (ii) such Permitted Refinancing Debt has a stated maturity no earlier than the first anniversary of the Termination Date, (iii) no scheduled principal payments or mandatory prepayments or redemptions are required under such Permitted Refinancing Debt prior to the stated maturity of such Permitted Refinancing Debt (other than pursuant to customary change of control or asset sale tender offer provisions), (iv) as determined in good faith by senior management of Borrower, such Permitted Refinancing Debt does not contain covenants or events of default that, taken as a whole, are materially more restrictive on the Credit Parties than those in this Agreement, (v) such Permitted Refinancing Debt and any Guarantee in respect thereof is unsecured, and (vi) no later than the date of issuance thereof the Borrower delivers a written notice to the Administrative Agent as to the issuance of such Permitted Refinancing Debt and specifying the Permitted Senior Debt (and principal amount thereof) so exchanged for, extended, refinanced, repaid, renewed, replaced, defeased, discharged, redeemed or refunded.

“Permitted Senior Debt” means any Senior Notes or Permitted Refinancing Debt incurred under and in accordance with Section 9.1(d).

“SEC” means the Securities and Exchange Commission or any successor Governmental Authority.

2.2                                 New Section 2.6(c) of the Credit Agreement.  A new clause (c) is hereby added to Section 2.6 of the Credit Agreement and shall read in full as follows:

(c)                                  Promptly after any automatic adjustment to the Borrowing Base pursuant to Section 2.15 that creates a Borrowing Base Deficiency, Borrower shall effect a mandatory prepayment of the Loans equal to such Borrowing Base Deficiency.

2.3                                 New Section 2.15 of the Credit Agreement.  A new Section 2.15 is hereby added to the Credit Agreement and shall read in full as follows:

Section 2.15                                Automatic Debt Issuance Borrowing Base Adjustments.  In addition to the redeterminations of the Borrowing Base pursuant to Section 4.2, Section 4.3, Section 4.6 and Section 4.7 and adjustments of the Borrowing Base pursuant to Section 8.11, and notwithstanding anything to the contrary contained herein, if the Borrower issues any Senior Notes on any Debt Issuance Date, to the extent any portion of such Senior Notes does not constitute Permitted Refinancing Debt, the Borrowing Base shall automatically reduce on such Debt Issuance Date by an amount equal to twenty-five percent (25%) of the aggregate stated principal amount of any Senior Notes issued by the Credit Parties on such Debt Issuance Date (other than the portion of such Senior Notes constituting Permitted Refinancing Debt).  For the avoidance of doubt, the stated amount of the portion of any Senior Notes that constitutes Permitted Refinancing Debt shall not be included for purposes of determining the reduction in the Borrowing Base required by this Section 2.15 and only the stated amount of the portion of such Senior Notes not constituting Permitted Refinancing Debt shall be included in calculating the adjustment required by this Section 2.15.  For the purposes of this Section 2.15, if any such Senior Notes are issued at a discount or otherwise sold for less than “par”, the reduction shall be calculated based upon the stated principal amount without reference to such discount.

2.4                                 Amendment to Section 4.3 of the Credit Agreement.  The first sentence of Section 4.3 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

“In addition to the redeterminations of the Borrowing Base pursuant to Section 4.2, Section 4.6 and Section 4.7 and adjustments of the Borrowing Base pursuant to Section 2.15 and Section 8.11, Borrower and Required Banks may each request Special Determinations of the Borrowing Base from time to time; provided that Required Banks may not request more than one Special Determination between Periodic Determinations of the Borrowing Base, and Borrower may not request more than two Special Determinations in any Fiscal Year.”

2.5                                 Amendment to Section 4.4 of the Credit Agreement.  The first parenthetical contained in Section 4.4 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

“(other than as a result of any reduction and/or redetermination of the Borrowing Base pursuant to Section 2.15, Section 4.6 and/or Section 4.7)”

2.6                                 Amendment to Section 8.1 of the Credit Agreement.  Section 8.1 of the Credit Agreement is hereby amended by inserting the following paragraph immediately following Section 8.1(r):

“Any information that Borrower is required to deliver to the Administrative Agent or any, or all, Banks pursuant to the foregoing clauses (a) and (b) of this Section 8.1 shall be deemed delivered if and when such information is filed on EDGAR or the equivalent thereof with the SEC.”

2.7                                 Amendments to Section 9.1 of the Credit Agreement.  (a)                                    Clause (d) of Section 9.1 of the Credit Agreement is hereby amended and restated in its entirety to read in full as follows:

“(d) subject to any adjustment to the Borrowing Base required under Section 2.15, Senior Notes and any guarantees thereof and any Permitted Refinancing Debt, the principal amount of which Debt does not exceed $1,050,000,000 in the aggregate at any one time outstanding, provided that, solely with respect to Senior Notes not constituting Permitted Refinancing Debt, (i) such Senior Notes do not have any scheduled amortization prior to the stated maturity of such Senior Notes, (ii) such Senior Notes do not mature sooner than the first anniversary of the Termination Date, (iii) such Senior Notes and any guarantees thereof are on market terms for similar instruments of issuers of similar size and credit quality given the then prevailing market conditions, (iv) as determined in good faith by the senior management of Borrower, such Senior Notes and any guarantees thereof are on terms, taken as a whole, no more restrictive or burdensome than this Agreement, provided that (A) the financial maintenance covenants with respect to such Senior Notes are not more restrictive than those in this Agreement and (B) the representations and warranties, covenants (other than financial maintenance covenants) and events of default of such Senior Notes are not, taken as a whole, more restrictive or burdensome than those in this Agreement, (v) such Senior Notes do not have any mandatory prepayment or redemption provisions (other than customary change of control or asset sale tender offer provisions) which would require a mandatory prepayment or redemption in priority to the Obligations and (vi) such Senior Notes do not have an interest rate greater than 10%, and”

(b)                                 The following is added at the end of Section 9.1:

“Solely for purposes of clause (d) of this Section 9.1, any Permitted Senior Debt for the payment of which the proceeds of other Senior Notes or Permitted Refinancing Debt has been deposited in trust or otherwise set aside shall be deemed no longer “outstanding” so long as such Permitted Senior Debt is repaid within sixty (60) days after the Credit Parties’ receipt of proceeds of such other Senior Notes or Permitted Refinancing Debt”

2.8                                 Amendment to Section 9.13 of the Credit Agreement.  Section 9.13 of the Credit Agreement is hereby amended to add the phrase “Except with the proceeds of Permitted Senior Debt,” immediately prior to the reference to “Borrower will not” at the beginning of such Section.

2.9                                 Amendment to Schedule 1 to the Credit Agreement.  (a)                                          The first table contained in Schedule 1 to the Credit Agreement is hereby amended and restated in its entirety as follows:

Bank	Maximum Credit Amount	Commitment Percentage
Wells Fargo Bank, N.A.	$305,732,484.12	15.28662420%
Bank of America, N.A.	$191,082,802.55	9.55414013%
JPMorgan Chase Bank, N.A.	$191,082,802.55	9.55414013%
Union Bank, N.A.	$165,605,095.55	8.28025478%
BMO Harris Financing, Inc.	$165,605,095.55	8.28025478%
Societe Generale	$137,579,617.83	6.87898089%
Bank of Scotland plc	$137,579,617.83	6.87898089%
The Bank of Nova Scotia	$137,579,617.83	6.87898089%
Capital One, National Association	$137,579,617.83	6.87898089%
Compass Bank	$137,579,617.83	6.87898089%
Comerica Bank	$89,171,974.53	4.45859873%
BOKF, NA DBA Bank of Oklahoma	$76,433,121.00	3.82165605%
Branch Banking and Trust	$76,433,121.00	3.82165605%
Goldman Sachs Bank USA	$50,955,414.00	2.54777070%
Totals:	$2,000,000,000.00	100%

(b)                                 On the Effective Date, each Bank the Commitment Percentage of which is increasing pursuant to this Fourth Amendment shall purchase a pro rata portion of the outstanding Revolving Loans (and participations in Letters of Credit) of each of the Banks the Commitment Percentages of which are decreasing pursuant hereto (and such Banks hereby agree to sell and to take all such further action to effectuate such sale) such that each Bank shall hold its applicable Commitment Percentage of the outstanding Revolving Loans (and participations in Letters of Credit) after giving effect to the increase in the aggregate Maximum Credit Amounts. For the sake of clarity, the sale and purchase of such Revolving Loans (and participations in Letters of Credit) shall not result in any obligation on the part of the Borrower under Section 3.3 of the Agreement.

2.10                           Amendment to Cover of Credit Agreement.  The reference to “$1,000,000,000” on the cover of the Credit Agreement is hereby replaced with a reference to “$2,000,000,000”.

Section 3.                                            Borrowing Base.  In reliance on the representations, warranties, covenants and agreements contained in this Fourth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Borrowing Base shall be redetermined to be, effective as of the Fourth Amendment Effective Date, $785,000,000 and shall remain at $785,000,000 until the next Determination or other adjustment to the Borrowing Base under the Credit Agreement thereafter.  Borrower and Banks agree that the Determination provided for in this Section 3 will constitute the May 1, 2012 Periodic Determination for the purposes of the Credit Agreement and shall not be construed or deemed to be a Special Determination for purposes of the Credit Agreement.

Section 4.                                            Conditions Precedent.  The effectiveness of this Fourth Amendment is subject to the following:

4.1                                 Administrative Agent shall have received counterparts of this Fourth Amendment from the Obligors and each of the Banks.

4.2                                 Administrative Agent shall have received a Note payable to the order of each Bank in the amount of such Bank’s Maximum Credit Amount as indicated on Schedule 1 to the Credit Agreement (as amended hereby), in each case duly executed and delivered by Borrower.

4.3                                 Administrative Agent shall have received an opinion of Akin Gump Strauss Hauer & Feld LLP, counsel to Borrower, favorably opining as to such New York and Texas law-matters as Administrative Agent may request, in form and substance satisfactory to Administrative Agent.

4.4                                 Administrative Agent shall have received an opinion of the general counsel to Borrower, favorably opining as to such matters as Administrative Agent may request, in form and substance satisfactory to Administrative Agent.

4.5                                 Administrative Agent shall have received copies of the certificate of incorporation or certificate of formation, and all amendments thereto, of Borrower and each other Credit Party, accompanied by a certificate that such copy is true, correct and complete issued by the appropriate Governmental Authority of the States of Delaware and Texas and accompanied by a certificate of the Secretary or comparable Authorized Officer of Borrower and each other Credit Party that such copy is true, correct and complete as of the Fourth Amendment Effective Date.

4.6                                 Administrative Agent shall have received copies of the bylaws or limited liability company agreement, and all amendments thereto, of Borrower and each other Credit Party, accompanied by a certificate of the Secretary or comparable Authorized Officer of Borrower and each other Credit Party that each such copy is true, correct and complete as of the Fourth Amendment Effective Date.

4.7                                 Administrative Agent shall have received certain certificates and other documents issued by the appropriate Governmental Authorities of the States of Delaware, Oklahoma and Texas relating to the existence of each Credit Party and to the effect that each applicable Credit Party is organized or qualified to do business in such jurisdiction is in good standing with respect to the payment of franchise and similar Taxes and is duly qualified to transact business in such jurisdictions.

4.8                                 Administrative Agent shall have received a certificate of incumbency of all officers of Borrower and each other Credit Party who will be authorized to execute or attest to any Loan Paper, including this Fourth Amendment, dated the Fourth Amendment Effective Date, executed by the Secretary or comparable Authorized Officer of Borrower and each other Credit Party.

4.9                                 Administrative Agent shall have received copies of resolutions or comparable authorizations and consents approving this Fourth Amendment, duly adopted by the Board of Directors (or similar managing body) of Borrower and each other Credit Party, accompanied by certificates of the Secretary or comparable officer of Borrower and each other Credit Party that such copies are true and correct copies of resolutions duly adopted at a meeting of or (if permitted by applicable Law and, if required by such Law, by the Bylaws, or other charter documents of Borrower and each other Credit Party) by the unanimous written consent of the Board of Directors (or similar managing body) of Borrower and each other Credit Party, and that such resolutions constitute all the resolutions adopted with respect to such transactions, have not been amended, modified, or revoked in any respect, and are in full force and effect as of the Fourth Amendment Effective Date.

4.10                           Contemporaneously with the effectiveness of the increase of the Borrowing Base contained in Section 3 hereof, Borrower shall pay to Administrative Agent, for the benefit of the Banks, a Borrowing Base increase fee equal to 40 basis points (0.40%) on the amount by which the Borrowing Base as established in Section 3 hereof exceeds the Borrowing Base that was in effect immediately prior to the establishment of the new Borrowing Base pursuant to Section 3 hereof (the “Increase”).  Such fee shall be distributed by Administrative Agent to the Banks in accordance with the portion of the Increase attributable to each such Bank (calculated based on the amount by which such Bank’s Commitment Percentage of the Borrowing Base as established in Section 3 hereof exceeds such Bank’s Commitment Percentage of the Borrowing Base that was in effect immediately prior to the establishment of the new Borrowing Base pursuant to Section 3 hereof).

4.11                           Administrative Agent shall have received such other documents as Administrative Agent or special counsel to Administrative Agent may reasonably request.

Administrative Agent shall notify Borrower and the Banks of the effectiveness of this Fourth Amendment, and such notice shall be conclusive and binding.  Promptly upon receipt of any replacement Note under Section 4.2 hereof, each Bank shall return to Administrative Agent (for delivery to Borrower for cancellation) any other Note in such Bank’s possession that was previously delivered to such Bank under the Credit Agreement.

Section 5.                                            Representations and Warranties; Etc.  Each Obligor hereby affirms: (a) that as of the date hereof, all of the representations and warranties contained in each Loan Paper to which such Obligor is a party are true and correct in all material respects as though made on and as of the date hereof (unless made as of a specific earlier date, in which case, was true as of such date), (b) no Defaults exist under the Loan Papers or will, after giving effect to this Fourth Amendment, exist under the Loan Papers and (c) no Material Adverse Change has occurred.

Section 6.                                            Miscellaneous.

6.1                                 Confirmation and Effect.  The provisions of the Credit Agreement (as amended by this Fourth Amendment) shall remain in full force and effect in accordance with its terms following the effectiveness of this Fourth Amendment.  Each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof’, “herein”, or words of like import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby.

6.2                                 Ratification and Affirmation of Obligors.  Each of the Obligors hereby expressly (a) acknowledges the terms of this Fourth Amendment, (b) ratifies and affirms its obligations under the Facility Guaranty and the other Loan Papers to which it is a party, (c) acknowledges, renews and extends its continued liability under the Facility Guaranty and the other Loan Papers to which it is a party and (d) agrees that its guarantee under the Facility Guaranty and the other Loan Papers to which it is a party remains in full force and effect with respect to the Obligations as amended hereby.

6.3                                 Counterparts.  This Fourth Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Fourth Amendment by facsimile or electronic (e.g. pdf) transmission shall be effective as delivery of a manually executed original counterpart hereof.

6.4                                 No Oral Agreement.  This written Fourth Amendment, the Credit Agreement and the other Loan Papers executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties.  There are no subsequent oral agreements between the parties.

6.5                                 Governing Law.  This Fourth Amendment (including, but not limited to, the validity and enforceability hereof) shall be governed by, and construed in accordance with, the laws of the State of New York.

6.6                                 Payment of Expenses.  Borrower agrees to pay or reimburse Administrative Agent for all of its out-of-pocket costs and expenses incurred in connection with this Fourth Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to Administrative Agent.

6.7                                 Severability.  Any provision of this Fourth Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.8                                 Successors and Assigns.  This Fourth Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed effective as of the date first written above.

BORROWER:	LAREDO PETROLEUM, INC.

	By:	/s/ W. Mark Womble
W. Mark Womble
Senior Vice President, Chief Financial Officer and Secretary

GUARANTORS:	LAREDO PETROLEUM HOLDINGS, INC.

	By:	/s/ W. Mark Womble
W. Mark Womble
Senior Vice President, Chief Financial Officer and Secretary

LAREDO PETROLEUM TEXAS, LLC

	By:	/s/ W. Mark Womble
W. Mark Womble
Senior Vice President, Chief Financial Officer and Secretary

LAREDO GAS SERVICES, LLC

	By:	/s/ W. Mark Womble
W. Mark Womble
Senior Vice President, Chief Financial Officer and Secretary

LAREDO PETROLEUM – DALLAS, INC.,
f/k/a Broad Oak Energy, Inc.

	By:	/s/ W. Mark Womble
W. Mark Womble
Senior Vice President, Chief Financial Officer and Secretary

SIGNATURE PAGE TO FOURTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

WELLS FARGO BANK, N.A.,
as Administrative Agent and as a Bank

By:	/s/ Jason M. Hicks
Jason M. Hicks,
Managing Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Bank

By:	/s/ Christopher Renyi
Name:	Christopher Renyi
Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Bank

By:	/s/ Mark E. Olson
Name:	Mark E. Olson
Title:	Authorized Officer

SIGNATURE PAGE TO FOURTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

SOCIETE GENERALE, as a Bank

By:	/s/ David Bornstein
Name:	David Bornstein
Title:	Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

UNION BANK, N.A., as a Bank

By:	/s/ Josh Patterson
Name:	Josh Patterson
Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BMO HARRIS FINANCING, INC., as a Bank

By:	/s/ Gumaro Tijerina
Name:	Gumaro Tijerina
Title:	Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BANK OF SCOTLAND plc, as a Bank

By:	/s/ Julia R. Franklin
Name:	Julia R. Franklin
Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA, as a Bank

By:	/s/ Terry Donovan
Name:	Terry Donovan
Title:	Managing Director

SIGNATURE PAGE TO FOURTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

CAPITAL ONE, NATIONAL ASSOCIATON, as a Bank

By:	/s/ Michael Higgins
Name:	Michael Higgins
Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

COMPASS BANK, as a Bank

By:	/s/ Ann Van Wagener
Name:	Ann Van Wagener
Title:	Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BOKF, NA dba BANK OF OKLAHOMA,
as a Bank

By:	/s/ Pam P. Schloeder
Name:	Pam P. Schloeder
Title:	Senior Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

BRANCH BANKING AND TRUST, as a Bank

By:	/s/ Parul June
Name:	Parul June
Title:	Assistant Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

COMERICA BANK, as a Bank

By:	/s/ John S. Lesikar
Name:	John S. Lesikar
Title:	Assistant Vice President

SIGNATURE PAGE TO FOURTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT

GOLDMAN SACHS BANK USA, as a Bank

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Authorized Signatory

SIGNATURE PAGE TO FOURTH AMENDMENT TO

THIRD AMENDED AND RESTATED CREDIT AGREEMENT